                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

                               FIRST AMENDMENT TO
                 AMENDED AND RESTATED NOVAMED/SUMMIT AGREEMENT


     THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED NOVAMED SUMMIT AGREEMENT (the "First Amendment") is made and entered into effective as of the 1st day of October, 1999, by and between NovaMed Eyecare Services, LLC (f/k/a NovaMed Eyecare Management, LLC) ("NovaMed") and Summit Technology, Inc. ("Summit").

                                    RECITALS

     A. Summit and NovaMed entered into a NovaMed-Summit Agreement entitled "An Opportunity for Rapid Expansion in the Business of Laser Vision Correction" dated as of October 2, 1998, as amended pursuant to (i) a First Amendment to NovaMed/Summit Agreement dated as of April 2, 1999, (ii) a Second Amendment to NovaMed/Summit Agreement dated as of May 21, 1999, and (iii) an Amended and Restated NovaMed/Summit Agreement dated as of July 7, 1999 (collectively, the "Agreement").

     B. Summit and NovaMed desire to amend the terms and conditions of the Agreement, all as set forth herein.

                                     TERMS

     1.  Under the current terms of the Agreement, NovaMed may order up to six
(6) lasers under the Tier Two pricing structure (the "Tier Two Lasers"). The parties hereto agree to increase the number of Tier Two lasers from six (6) to thirty (30).

     2. The parties hereto agree to delete the first sentence under the heading, "Lasers in other localities" on Page 4 of the Agreement, and replace it with the following: "The following lasers may be ordered at the discretion of NovaMed at any time (those lasers set forth in Tier One, Tier Two and the Special Considerations), and nothing herein shall be construed as requiring NovaMed to order any such lasers."

     3. The parties hereto acknowledge and agree that, in lieu of placing the excimer laser systems in its ambulatory surgery centers, NovaMed and its affiliates may lease the excimer laser system to ophthalmologists or other third parties who may or may not be affiliated with NovaMed. In such instances, NovaMed will continue to be responsible for the financial obligations arising under the applicable agreements with Summit. Summit hereby consents to NovaMed entering into these types of arrangements.


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                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

     4. In addition to the other lasers that have been or may be procured under the Agreement, including, without limitation, the Tier Two lasers, NovaMed may elect, at its option, to procure additional excimer laser systems as follows:

     (a) *       .  NovaMed may elect to procure up to (x)      *      excimer
laser systems for installation in any of the      *     and (y)      *     to be
installed at a site mutually agreed upon by the parties hereto, on the following terms and conditions:

               (i) Pricing. Summit will extend the following pricing schedule for each laser:

          Procedures       *        @       *

          Procedures       *        @       *

          Procedures       *        @       *

     Upon completion of     *      procedures, NovaMed has the option to
     continue using the laser at the reduced cost of       *      ,
     renegotiating the agreement or terminating the agreement, all as set forth in the relevant Omnicard Plus Agreement. Unless NovaMed is in default under the relevant Omnicard Plus Agreement, Summit may not terminate, or elect not to renew, such agreement.

               (ii) *        . There will be a      *      for each laser.  The
     schedule for such      *      will be as follows:

          Months    *           *

          Months    *           *

          Months    *           *

          Months    *           *

          Months    *           *

          Months    *           *

     Any purchases in a given month that are      *      towards future months
     (i.e. NovaMed is  *     so long as it is    *      ).

-------------------------------
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

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

      (b) *      . NovaMed may elect to procure up to       *      excimer laser
systems for installation in the      *      ,      *      of which will be
installed for use by a physician to be designated by NovaMed (the "Designated
Laser," with the other    *     lasers being referred to as the "Non-Designated
Lasers," and all    *    lasers to be collectively referred to as the "   *  "),
on the following terms and conditions:

               (i) Pricing. Summit will extend the following pricing schedule for each laser:

          Designated Laser
          ----------------

          Procedures    *        @           *

          Procedures    *        @           *

          Non-Designated Lasers
          ---------------------

          Procedures    *        @           *

          Procedures    *        @           *

     Upon completion of    *      procedures, NovaMed has the option to      *
     or, in the case of the Designated Laser,     *      , renegotiating the
     agreement or terminating the agreement, all as set forth in the relevant Omnicard Plus Agreement. Unless NovaMed is in default under the relevant Omnicard Plus Agreement, Summit may not terminate, or elect not to renew, such agreement.

               (ii) *     . Subject to subparagraph (iii) below, there will be a
     *      for each laser.  The schedule for such      *      will be as
     follows:

          Months     *              *

          Months     *              *

          Months     *              *

          Months     *              *

          Months     *              *

-------------------------------
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

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

          Months     *            *

     Any purchases in a given month that are    *     towards future months
     (i.e. NovaMed is      *      so long as it is      *      ).

               (iii)  *     .       *.

     5.  All excimer laser systems procured under the Agreement, including the
lasers described in this First Amendment, apply to      *      (as described in
the Agreement under Miscellaneous Considerations).

     6. All other terms and conditions of the Agreement will remain in full force and effect.

                                    * * * *




-------------------------------
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

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first written above.

                                        SUMMIT TECHNOLOGY, INC.


                                        By:       /s/ Edward P. Devnew, Jr.
                                            ------------------------------------
                                              Edward P. Devnew, Jr., Director
                                                         of Sales



                                        NOVAMED EYECARE SERVICES, LLC

                                        By: NovaMed Eyecare, Inc., its Manager


                                             By:     /s/ Stephen J. Winjum
                                                --------------------------------
                                                Stephen J. Winjum, its President



ACCEPTED, CONSENTED AND AGREED TO
effective as of the date first written above

 *


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                                       5

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------


                             SECOND AMENDMENT TO
                 AMENDED AND RESTATED NOVAMED/SUMMIT AGREEMENT


     THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED NOVAMED SUMMIT AGREEMENT (the "Second Amendment") is made and entered into effective as of the 1st day of November, 1999, by and between NovaMed Eyecare Services, LLC ("NovaMed") and Summit Technology, Inc. ("Summit").

                                    RECITALS

     A. Summit and NovaMed entered into a NovaMed-Summit Agreement entitled "An Opportunity for Rapid Expansion in the Business of Laser Vision Correction" dated as of October 2, 1998, as amended pursuant to (i) a First Amendment to NovaMed/Summit Agreement dated as of April 2, 1999, (ii) a Second Amendment to NovaMed/Summit Agreement dated as of May 21, 1999, (iii) an Amended and Restated NovaMed/Summit Agreement dated as of July 7, 1999 ("Amended and Restated Agreement"), and (iv) a First Amendment to the Amended and Restated NovaMed/Summit Agreement dated as of October 1, 1999 (the "First Amendment," together with all of the foregoing shall be collectively referred to as the "Agreement").


     B. Summit and NovaMed desire to amend the terms and conditions of the Agreement, all as set forth herein.

                                     TERMS

     1. Tier 3 Lasers. In addition to the other lasers that have been or may be procured under the Agreement, NovaMed may elect, at its option, to procure up to thirty (30) additional excimer laser systems as follows (the lasers described in this Paragraph 1 will be hereinafter referred to as the "Tier 3 Lasers"):

          (a) Pricing. Summit will place an excimer laser system in a location designated by NovaMed in exchange for a * . Upon completion of * procedures, NovaMed has the option to * , renegotiating the agreement or terminating the agreement, all as set forth in the relevant Omnicard Plus Agreement. Unless NovaMed is in default under the relevant Omnicard Plus Agreement, Summit may not terminate, or elect not to renew, such agreement.

          (b) *     . There will be a     *     for each Tier 3 Laser.  The
schedule for such      *      will be as follows:

--------------------------------
*Confidential treatment requested.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

          Months     *         *

          Months     *         *

          Months     *         *

          Months     *         *

          Months     *         *

Any purchases in a given month that are      *     towards future months (i.e.
NovaMed is      *     so long as it is     *     ).

     (c) Previous Lasers.  The pricing and     *     of the lasers NovaMed has
procured, but not yet installed, under the Agreement for      *     will be
revised to reflect the pricing and      *     terms as set forth in this
Paragraph 1.  In addition, the Omnicard Plus Agreement for the laser with Serial
No. 7146      *      will be revised to reflect the pricing and      *     terms
described in Section 4(a) of the First Amendment, effective as of the date NovaMed accepted delivery of such laser. The parties hereto agree to execute all appropriate documents to reflect the new pricing and minimum terms with respect to the foregoing lasers.

     (d) Selection of Tier 3 Lasers.  Under the terms of the Agreement, NovaMed
may elect to procure lasers under varying pricing and      *     structures.
Examples of these pricing and      *     structures include:  Tier 2 Lasers (as
described in the Amended and Restated Agreement, and the First Amendment); Tier
3 Lasers (as described in this Second Amendment);      *     (as described in
Paragraph 4(a) of the First Amendment); and the      *     (as described in the
Amended and Restated Agreement under the heading "A second laser for the   *  ).
Except for the      *     applicable to the      *     , NovaMed will have
the      *     for any excimer laser system it procures from Summit.

     2.  *     .  This Paragraph 2 applies to all lasers procured under the
Agreement, whether procured prior to or after the effective date of this Second
Amendment, and irrespective of the pricing and      *     structure selected by
NovaMed.    *     .

     3.  *    .  All excimer laser systems procured under the Agreement, whether procured before or after the effective date of this Second Amendment, shall
include,      *     .  For those excimer laser systems procured prior to the
effective date of this Second Amendment that do not include      *     , Summit
will      *     .

     4.  *     .  In the First Amendment to the NovaMed/Summit Agreement dated as of October 1, 1999 (the "First Amendment"), the parties contemplated in Paragraph 4(b) thereof a

-------------------------------
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                                       2

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

pricing and      *     structure for lasers procured in the      *     .
The pricing and      *      structure of the Tier 3 Lasers will replace the
     *      pricing.  Therefore, the parties hereto agree that Section 4(b)
of the First Amendment is moot and of no further force and effect. Notwithstanding the foregoing, the parties hereto agree that NovaMed may elect
to procure      *      excimer laser system for use in the      *      on the
following terms and conditions:  *      (such      *     to be consistent with
the schedule set forth in Section 1(b) hereof).

     5.  *      .  All excimer laser systems that have been or may be procured under the Agreement, including the lasers described in this Second Amendment,
apply to      *     (as described in the Agreement under Miscellaneous
Considerations).

     6. Miscellaneous. All other terms and conditions of the Agreement will remain in full force and effect. The Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns. In the event of any reorganization, merger, consolidation or business combination involving, or a sale of all or substantially all of the stock or assets of, Summit (or any transaction substantially similar in effect), the parties hereto agree that, as a condition to any such transaction, any buyer or successor in such a transaction will execute a joinder agreement pursuant to which such buyer or successor will agree to be bound by, and assume all of the duties and obligations arising under, the Agreement; provided that such a joinder agreement will not be required in the event the Agreement and all duties and obligations of Summit arising thereunder are conveyed to, and assumed by, such buyer or successor by operation of law.


                                    * * * *

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*Confidential treatment requested.

                                                          CONFIDENTIAL TREATMENT
                                                          ----------------------

     IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of the date first written above.

                                        SUMMIT TECHNOLOGY, INC.


                                        By:    /s/ Edward P. Devnew, Jr.
                                            ------------------------------------
                                                   Edward P. Devnew, Jr.,
                                                     Director of Sales


                                        NOVAMED EYECARE SERVICES, LLC

                                        By: NovaMed Eyecare, Inc., its Manager


                                             By:     /s/ Stephen J. Winjum
                                                --------------------------------
                                                Stephen J. Winjum, its President


ACCEPTED, CONSENTED AND AGREED TO
effective as of the date first written above


  *






-------------------------------
*Confidential treatment requested.

                                       4